                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [X] Confidential, for Use of the
                                                 Commission Only (as permitted
[X] Definitive Proxy Statement                   Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             PAB BANKSHARES, INC.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                             PAB BANKSHARES, INC.
             -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ---------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

    (3) Filing Party:

    ---------------------------------------------------------------------------

    (4) Date Filed:

Notes:

                             PAB BANKSHARES, INC.
                        3102 North Oak Street Extension
                           Valdosta, Georgia  31602
                                (912) 242-7758

                            ----------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 22, 1996

                            ----------------------

To the Shareholders of PAB Bankshares, Inc.:

          The Annual Meeting of Shareholders (the "Annual Meeting") of PAB Bankshares, Inc. (the "Company") will be held at the offices of The Park Avenue Bank, 3102 North Oak Street Extension, Valdosta, Georgia 31602 on Monday, April 22, 1996 at 11:00 a.m., for the following purposes:

          a. To elect four members to the Board of Directors to serve three year terms expiring at the 1999 Annual Meeting of Shareholders (Proposal 1).

          b. To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

          The Board of Directors has set March 15, 1996 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

YOUR PROXY IS IMPORTANT. WHETHER OR NOT A SHAREHOLDER PLANS TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MARKING THE PROPOSAL, SIGNING AND MAILING THE PROXY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

                              By Order of the Board of Directors

                              /s/ R. Bradford Burnette
                              -----------------------------------
                              R. Bradford Burnette
                              President

                             PAB BANKSHARES, INC.

                            -----------------------

                                PROXY STATEMENT
                         Annual Meeting of Shareholders
                           To Be Held April 22, 1996

                         PROXY SOLICITATION AND VOTING

General

          This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Proxies from the shareholders of PAB Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting").

          The Company's business is to provide banking services to individuals and businesses through its two commercial bank subsidiaries, The Park Avenue Bank in Valdosta, Georgia and Farmers & Merchants Bank in Adel, Georgia, and its savings bank subsidiary, First Federal Savings Bank of Bainbridge in Bainbridge, Georgia (the three banking subsidiaries are collectively referred to herein as the "Banks"). Unless otherwise indicated by the context, the term "Company" shall refer to PAB Bankshares, Inc. and its subsidiaries.

          The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his shares voted by Proxy, even if he attends the Annual Meeting. Any Proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise, will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of the Proposal described below and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

          This Proxy Statement and the enclosed Proxy are being mailed to the Company's shareholders on or about March 22, 1996.

Record Date and Outstanding Shares

          The Board of Directors has set March 15, 1996 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 1,363,617 shares of common stock of the Company issued and outstanding.

Quorum and Voting Rights

          A quorum for the transaction of business at the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy.

          Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting. The Proposal to be voted on at the Annual Meeting requires the affirmative vote of a plurality of the shares of common stock of the Company present in person or represented by Proxy.

Solicitation of Proxies

          In addition to this solicitation by mail, the officers and employees of the Company and the Banks without additional compensation, may solicit Proxies in favor of the Proposals, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)
General

          The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three year terms, and the shareholders of the Company elect one class annually. The Board of Directors presently consists of 12 members.

          The Board of Directors has nominated four persons for election as directors of the Company at the Meeting to serve three year terms which will expire in 1999. The terms of the other directors of the Company who are not up for election will continue as indicated below. All of the nominees are presently directors of the Company. Each nominee has agreed to his nomination and to serve as a director, if elected. If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the Proxies will vote for the election of another nominee designated by the Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected.

          Set forth below is information about each nominee for election to a term as a director expiring in 1999, and each incumbent director whose term of office expires in 1997 or 1998.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR THREE YEAR TERMS EXPIRING IN
--------------------------------------------------------------------------------
1999
----

          R. Bradford Burnette, age 56, has been President and a director of the Company since 1982. Mr. Burnette has been the Chief Executive Officer since 1990, a director of The Park Avenue Bank since 1968. He has also been a director of the Farmers & Merchants Bank since 1986 and a director of First Federal Savings Bank of Bainbridge since 1995. Mr. Burnette was Executive Vice President of The Park Avenue Bank from 1968 to 1982 and was the President from 1983 to 1990. Mr. Burnette has more than 30 years experience in the banking business.

          John H. Clark, age 57, has served as a director of the Company since 1995. Mr. Clark is president and a director of Moultrie National Bank since 1978.

          William S. Cowart, age 41, has been a director of the Company since 1990 and has been a director of The Park Avenue Bank since 1990. Mr. Cowart has been President of The Park Avenue Bank since 1990. Previously, Mr. Cowart served as president of the First Union National Bank, Valdosta, Georgia in 1989 and in other capacities since 1976.

          Thompson Kurrie, Jr., age 47, has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Kurrie is a partner with the law firm of Tillman, McTier, Coleman, Talley, Newbern & Kurrie where he has practiced law since 1985. Mr. Kurrie is also a certified public accountant having previously served as a partner in the accounting firm of Coopers & Lybrand from 1976 to 1983.

MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS EXPIRE IN 1997
------------------------------------------------------------

          James L. Dewar, Sr., age 84, has been Chairman of the Board of the Company since 1982. Mr. Dewar, Sr. is also Chairman of the board of The Park Avenue Bank where he has served as a director since 1967. He has also been a director of Farmers & Merchants Bank since 1986 and a director of First Federal Savings Bank of Bainbridge since 1995. Mr. Dewar, Sr. has been involved in the banking business for the past 39 years and was the superintendent of schools of Lowndes County. He is also an owner of an insurance agency.

          C. Larry Wilkinson, age 49, has been Vice President and a director of the Company since 1986 and has been a director of The Park Avenue Bank since 1986. He also has been a director of Farmers & Merchants Bank since 1986. Mr. Wilkinson became Executive Vice President and Chief Financial Officer of The Park Avenue Bank in 1990. Previously he had been Senior Vice President of The Park Avenue Bank from 1983 to 1990. Mr. Wilkinson has more than 25 years experience in the banking business.

          Joe P. Singletary, Jr., age 58, has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Singletary is an executive officer and an owner of Sing Bros., Inc., and has more than 25 years experience in the gasoline business.

          Walter W. Carroll, II, age 47, has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Carroll is an executive officer and an owner of Sunset Farm Foods, Inc., and has more than 24 years experience in the meat processing business.

MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS EXPIRE IN 1998
------------------------------------------------------------

          James L. Dewar, Jr., age 52, has been a director of the Company since 1982 and has been a director of The Park Avenue Bank since 1969. Mr. Dewar, Jr. is president of Dewar Properties, Inc. and Dewar Realty, Inc. and has been involved in real estate development, construction and management for the past 25 years.

          D. Ramsay Simmons, Jr., age 63, has been a director of the Company since 1995, and has been a director of First Federal Savings Bank of Bainbridge since 1968.

He was chairman of the board of directors of First Federal Savings Bank of Bainbridge from 1968 until 1995. Mr. Simmons is president of Elberta Crate and Box Company since 1976.

          F. Ferrell Scruggs, age 56, has a been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Scruggs is the president of the Scruggs Company, and has more than 31 years experience in the construction business.

          Steve A. Underwood, age 48, has been a director of the Company since 1995. He has been President and a director of First Federal Savings Bank of Bainbridge since 1995. Previously, Mr. Underwood served as executive vice president of Bainbridge National Bank and in other capacities since 1992. Mr. Underwood has more than 26 years experience in the banking business.

          There are no family relationships between any of the directors or executive officers of the Banks, except James L. Dewar, Jr., is the son of James
L. Dewar, Sr.

          Forrest J. Caldwell resigned effective September 30, 1995 as the president and a director of Farmers & Merchants Bank and as a director of the Company and The Park Avenue Bank. Mr. Caldwell resigned as a result of certain disputed matters at Farmers & Merchants Bank concerning certain business relationships between Mr. Caldwell, John F. Scarboro (then a director of Farmers & Merchants Bank), and a customer of Farmers & Merchants Bank, and possible violations of federal and state banking laws and regulations. As a result of Mr. Caldwell's resignation, the Company incurred, primarily under his employment agreement, approximately $102,500 in payments and other expenses, and the Company repurchased 47,663 shares of the Company's common stock from Mr. Caldwell at $24 per share for a total purchase price of $1,143,910. In addition, the Company repurchased 12,284.177 shares of the Company's common stock from Mr. Scarboro at $24 per share for a total purchase price of $294,820.

Meetings of the Board of Directors
----------------------------------

          The Board of Directors of the Company had twelve meetings during the 1995 fiscal year.

          The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee consists of six members and had eleven meetings during the 1995 fiscal year. The Audit Committee reviews the scope and timing of the audit services of the Company's independent accountants and any other services such accountants are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. The Compensation Committee consists of five members and had no meetings during the 1995 fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, and reviews general policy matters relating to compensation and benefits of employees of the Company.

Executive Compensation
----------------------

          The following table sets forth a summary of the compensation paid to or accrued on behalf of the chief executive officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during fiscal years 1995, 1994 and 1993.


                                         Summary Compensation Table

                                                                           Long Term
                                                                          Compensation
                                      Annual Compensation                    Awards
                       ----------------------------------------------     -------------
                                                                            Securities
Name and                 Fiscal                           Other Annual      Underlying      All Other
Principal                 Year     Salary ($)  Bonus ($)  Compensation       Options      Compensation
Position               ---------   --------   ---------    ($)(1)(#)          ($)(2)
---------                                                  ----------       ---------    --------------

R. Bradford                1995    133,600     25,947         15,700             0            25,079
Burnette, Chief            1994    113,713     22,645          9,700             0            31,685
Executive Officer of       1993    112,875     14,603          9,950             0             8,466
The Park Avenue Bank

William S. Cowart          1995     96,100     18,659          7,050             0            16,143
President of The           1994     89,496     17,905          5,950             0            10,310
Park Avenue Bank           1993     89,250     11,546          6,300             0             6,694

C. Larry Wilkinson         1995     87,100     15,549          9,300             0            20,266
Executive Vice
President of The
Park Avenue Bank

----------
(1) The reported amount consists of director's fees. Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) The reported amount consists of the Bank's contribution to a Profit Sharing Plan, Section 401(K) Plan, and amounts accrued under a Salary Continuation Plan.

Director Compensation
---------------------

          The directors of the Company are paid directors' fees of $1,000 per annum plus $100 for their service at meetings of the Board of Directors and $50 for their service at meetings of committees of the Board of Directors. The directors of The Park Avenue Bank and the directors of Farmers & Merchants Bank received directors fees of $1,000 per annum. The directors of The Park Avenue Bank receive $100 and the directors of Farmers & Merchants Bank receive $50 for their service at meetings of the Board of Directors or committees thereof. The directors of the First Federal Savings Bank of Bainbridge receive directors' fees of $2,400 per annum and $250 for their service at meetings of the Board of Directors or committees thereof.

Directors Deferred Stock Purchase Plan
--------------------------------------

          On April 18, 1994, the Company's shareholders approved the Directors Deferred Stock Purchase Plan (the "Director Plan"), which provides that a director of the Company or any subsidiary may elect to receive shares of common stock of the Company in lieu of the cash compensation otherwise payable as director's fees for services as a member of the Board of Directors or any committee thereof. The shares of common stock issuable to an electing director shall be issued on January 15 following each fiscal year in a whole number (rounded down) resulting from the amount of such director's fees (or a portion thereof as determined by such director) for such previous fiscal year divided by 100% of the fair market value of the common stock as of January 1 of such previous fiscal year. The Board of Directors shall determine the fair market value of the common stock as soon as practicable following January 1 of each fiscal year. The Board of Directors has determined that the fair market value of the common stock of the Company as of January 1, 1996 is $25 per share for purposes of calculations for the 1996 fiscal year under the Director Plan. The Director Plan covers 25,000 shares of common stock, which may be authorized for issuance and delivery thereunder. The Director Plan shall remain in effect for five years (through January 15, 1999) or until termination by the Board, whichever occurs first. The Director Plan is administered by the Board of Directors of the Company. The Company has issued 3,346 shares of common stock, in the aggregate, to 17 electing directors under the Director Plan for fiscal year 1995.

Salary Continuation Plan
-------------------------

          Effective January 1, 1994, the Company adopted a Salary Continuation Plan for the benefit of executive employees of the Company. While the Plan is to be funded from the general assets of the Company, life insurance policies are required for the purpose of serving as the primary funding source. As of December 31, 1995, the cash values of these policies were $1,513,157 and liability accrued for benefits payable under the Plan was $106,129

Employee Stock Option Plan
--------------------------

          On April 18, 1994, the Company's shareholders approved the 1994 Employee Stock Option Plan (the "Employee Plan"), which provides for the purchase of options to purchase shares of common stock to the employees of the Company. The Employee Plan serves as an employee incentive and encourages the continued employment of key personnel by facilitating their purchase of an equity interest in the Company. The Employee Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. The Employee Plan provides for the granting of both "incentive stock options" and "nonqualified stock options". The exercise price for each incentive stock option granted under the Employee Plan shall in no event be less than 100% of the fair market value of common stock of the Company on the date of grant and no incentive stock option shall be exercisable after the expiration of ten years from the date of grant. The Employee Plan covers 100,000 shares of common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company has not granted any options under the Employee Plan through fiscal year 1995.

Compliance with Section 16(a) of the Securities and Exchange Act of 1934.
------------------------------------------------------------------------

          Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more stockholders are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

          To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended 1995, all directors, officers or 10% shareholders complied with all Section 16(a) filing requirements.

                             PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the shares of the Company's common stock owned as of the record date (i) by each person who beneficially owns more than 5% of the shares of the Company's common stock, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group.

                                               Number of     Percentage
Name of Beneficial Owner(1)                     Shares      Ownership(2)
-------------------------------------------  -------------  -------------

James L. Dewar, Sr.(3)                         138,130(4)         10.1%
R. Bradford Burnette                            43,968(5)          3.2
John H. Clark                                        0               0
Walter W. Carroll, II                           12,281(6)           *
William S. Cowart                                4,181              *
James L. Dewar, Jr.(3)                         158,218(7)         11.6
Thompson Kurrie, Jr.                             6,515(8)           *
F. Ferrell Scruggs                              21,073(9)          1.5
D. Ramsay Simmons, Jr.                           9,356(10)          *
Joe P. Singletary, Jr.                          19,574(11)         1.4
Steve A. Underwood                                 847              *
C. Larry Wilkinson                              13,324(12)          *
                                               -------      ----------
All directors and executive officers as a
 group (12 persons)                            427,467            31.3%

----------

     *Less than 1%.

(1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.

(2)  Based on 1,363,617 shares outstanding as of March 15, 1996.

(3) The address of Mr. Dewar, Sr. is 802 East Park Avenue, Valdosta, Georgia 31601; and the address of Mr. Dewar, Jr. is 905 Moss Way Drive, Valdosta, Georgia 31602.

(4) Includes 30,748 shares held in the name of Mr. Dewar, Sr.'s wife, of which Mr. Dewar, Sr. disclaims beneficial ownership.

(5) Includes 1,312 shares held in the name of Mr. Burnette's wife, of which Mr. Burnette disclaims beneficial ownership.

(6) Includes 232 shares held in the name of Mr. Carroll's wife and 1,322 shares held in the name of Mr. Carroll's children, of which Mr. Carroll disclaims beneficial ownership.

(7) Includes 11,554 shares held in the name of Mr. Dewar, Jr.'s wife, of which Mr. Dewar, Jr. disclaims beneficial ownership.

(8) Includes 89 shares held in the name of Mr. Kurrie's wife and 1,693 shares held as trustee, of which Mr. Kurrie disclaims beneficial ownership.

(9) Includes 3,890 shares held in the name of Mr. Scruggs' wife, of which Mr. Scruggs disclaims beneficial ownership.

(10) Includes 727 shares held in the name of Mr. Simmons' wife, of which Mr. Simmons disclaims beneficial ownership.

(11) Includes 3,336 shares held in the name of Mr. Singletary's wife, of which Mr. Singletary disclaims beneficial ownership.

(12)  Includes 241 shares held jointly with Mr. Wilkinson's wife.


                              CERTAIN TRANSACTIONS

          Certain of the officers, directors and principal shareholders of the Company and the Banks, and affiliates of such persons, have from time to time engaged in banking transactions with the Banks and are expected to continue such relationships in the future. Any loans or other extensions of credit made by the Banks to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1995, loans to officers, directors and principal shareholders of the Company and the Banks and to affiliates of such persons amounted to $7,767,806, in the aggregate.

          The Company employs the law firm Tillman, McTier, Coleman, Talley, Newbern & Kurrie to provide legal services to the Company and the Banks, which legal services include general legal services, as well as loan closing services. The law firm receives fees for general legal services, as well as legal fees earned in connection with loan closings, which fees are collected from the persons making the loans from the Banks. Thompson Kurrie, Jr., a director of the Company and The Park Avenue Bank, is a partner in the law firm. The Company believes the services obtained from the law firm are on terms as favorable to the Company as could have been obtained from unaffiliated parties.


                             SHAREHOLDER PROPOSALS

          Any shareholder proposal intended for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 1996.


                                 OTHER MATTERS

          At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposal referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.


                                 ANNUAL REPORT

          Copies of the 1995 Annual Report are being mailed to all shareholders together with this Proxy Statement.

PROXY
                              PAB BANKSHARES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints James L. Dewar, Sr. and R. Bradford Burnette, each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated below, all the shares of common stock of PAB Bankshares, Inc. (the "Company"), held of record by the undersigned on March 15, 1996, at the Annual Meeting of the Shareholders (the "Annual Meeting") to be held on April 22, 1996, or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

PROPOSAL 1.  Election of Directors.

Nominees: R. Bradford Burnette, John H. Clark, William S. Cowart, Thompson Kurrie, Jr.

Check       [ ] For all Nominees listed above               [ ] Withhold Authority to vote for
One             (except as marked to the contrary below)        all Nominees listed above
Box

Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:
                                                    --------------------------

------------------------------------------------------------------------------


In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

       This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be voted for both Proposals and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

       Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:                   , 1996.
       -----------------                      --------------------------------
                                              Signature
PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE                   --------------------------------
                                              Signature (if held jointly)